 Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

MineralRite Announces FINRA’s Processing of the Form 211 Filed by Its Sponsoring Broker-Dealer DALLAS, Texas — November 6, 2026 — MineralRite Corporation (OTC: RITE) today announced that on November 5, 2026, the Company’s sponsoring broker-dealer (the “Sponsor”) informed the Company that the Sponsor had received notice from the Financial Industry Regulatory Authority (“FINRA”) that FINRA had processed the Form 211 filed by the Sponsor under Securities and Exchange Commission (“SEC”) Rule 15c2-11, which means that the Sponsor has demonstrated to FINRA compliance with FINRA Rule 6432 and may initiate priced quotations for RITE common stock in the over-the-counter market.

What FINRA’s processing of the Form 211 means

Before FINRA processed the Form 211, RITE common stock carried the “Unsolicited Quotes Only” designation, under which quotations were limited to those representing unsolicited customer orders. On November 6, 2026, OTC Markets removed the "This security is eligible for Unsolicited Quotes Only" warning from RITE's profile page. OTC Markets has informed the Company that the "Unsolicited Quotes Only" designation shown under Quote Eligibility for RITE on the OTC Markets site will be removed on the trading day after the Sponsor publishes its first priced quotation. Other broker-dealers may also quote RITE common stock to the extent permitted by Rule 15c2-11.

FINRA's processing of a Form 211 relates solely to the Sponsor's compliance with FINRA Rule 6432 and SEC Rule 15c2-11, and is not to be deemed an approval of the Company, its securities, or its business. Each brokerage firm sets its own policies regarding the securities it will accept and the orders it will handle. There can be no assurance that any broker-dealer will publish or continue to publish quotations for RITE common stock, or that an active or liquid trading market will develop or be sustained.

Corporate and business milestones since October 2023

FINRA’s processing of the Form 211 follows a series of corporate and business milestones completed since James Burgauer assumed management of the Company in October 2023, including:

February – March 2024 — Acquired the worldwide rights to brand, build and sell the Goldfield brand of gold mining equipment, including the Prospector, Explorer and Goldtron Tables product lines and their blueprints, together with the remaining equipment, inventory, spare parts and tools formerly used in the business of Goldfield International, Inc.

September 2024 — Released financial statements for fiscal years 2022 and 2023 audited by a PCAOB-registered independent accounting firm. The Company’s financial statements for fiscal years 2024 and 2025 have also been audited by the same PCAOB-registered independent accounting firm.

December 2024 — Acquired, from NMC, Inc., Peeples Inc., which holds the Arizona State Land Department mineral lease covering the previously processed tailings at the Skull Valley project in Arizona, and California Precious Metals LLC, which holds 17 BLM mining claims comprising the Silver Valley and La Escondida properties in California.

February 2025 — Filed a Form 10 registration statement with the SEC to become a fully reporting company. Engaged its investment banker and sponsoring broker-dealer.

March 2025 — Obtained the Alberta Securities Commission’s revocation of a cease-trade order that had been in place since 2013.

April 2025 — FINRA completed its processing of the corporate action related to the Company’s redomicile to Texas.

September 2025 — Announced that RITE common stock is exempt from the definition of “penny stock” under SEC rules.

November 2025 — Engaged an independent Qualified Person under SEC Regulation S-K Subpart 1300 for the Skull Valley project.

January 2026 — Completed the execution of a successor lease with the Arizona State Land Department for the Skull Valley project, with the required reclamation bond in place.

June 2026 — The SEC staff completed its review of RITE’s Form 10 registration statement. Additionally, following its Qualified Person’s Phase 1 review, RITE announced its intention to advance the Skull Valley project to a Phase 2 verification and analytical program.

September 2026 — Repurchased approximately 3.9 million Series NMC Preferred shares from a related party, reducing potential dilution by approximately 2 billion common-equivalent shares compared with exercise of the Series NMC warrants without a repurchase, and capped the total amount payable under the Series NMC sinking fund at approximately $269 million.

November 2026 — The Sponsor informed the Company that FINRA had processed the Form 211 filed by the Sponsor under SEC Rule 15c2-11, and OTC Markets removed the "This security is eligible for Unsolicited Quotes Only" warning from RITE's profile page.

Work in progress

Several key business initiatives remain under way, including:

•	Skull Valley Phase 2: the drilling and sampling program is currently scheduled to begin in mid-November 2026 under the supervision of the Company’s Qualified Person, with drilling expected to be completed in early December.

•	Asset development: the Company continues to explore ways to realize value from its Arizona mineral lease and California mining claims, and to evaluate additional remediation and resource-recovery opportunities involving previously processed materials, which management believes can reduce environmental impact compared with greenfield mining.

•	Financing and new business: the Company continues to evaluate new business opportunities, including the development of a precious metals business, and to obtain financing on terms management believes are appropriate.

Management Commentary

“With FINRA’s processing of the Form 211, we have completed the corporate cleanup we set out to do when I took over the Company in October 2023,” said James Burgauer, President and CEO of MineralRite Corporation. “Even as we were completing that work, we registered as a Crafted Precious Metals Dealer in our home state of Texas, successfully onboarded the Company with multiple refineries, and set up our RITE Precious Metals LLC subsidiary. Skull Valley remains front and center for us. Our independent Qualified Person is overseeing the Phase 2 program, and our goal is a technical report that meets the SEC’s S-K 1300 standards. As we have from day one, we will keep shareholders informed of our progress through our Investor Relations page and our other public disclosures, including our SEC filings.”

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About MineralRite Corporation

MineralRite Corporation is focused on the evaluation, remediation, recycling, and potential recovery of mineral values from existing materials, including previously processed mine tailings and other resource-bearing substrates. The Company’s strategy is centered on resource recovery and monetization from existing materials, rather than greenfield mining exploration or development activities. The Company believes this approach may represent a more efficient path toward potential operations and may allow for reduced upfront capital commitments through a more staged investment profile. Traditional greenfield exploration and development projects can require significant capital expenditure prior to the confirmation of any recoverable resources. Even with this approach, outcomes will depend on technical, economic, and regulatory factors.

The Company is in the early stages of development and has not yet established any mineral resources or reserves under SEC Regulation S-K Subpart 1300, nor does it currently have any revenue-generating operations.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward-Looking Statements: Certain information set forth in this communication contains “forward-looking statements” within the meaning of applicable U.S. federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). MineralRite Corporation’s common stock is exempt from the definition of “penny stock” under Section 3(a)(51) of the Exchange Act and Rule 3a51-1 promulgated thereunder. Accordingly, the statutory safe harbor provisions of Section 21E of the Exchange Act are available to the Company with respect to forward-looking statements made herein. Nonetheless, investors are cautioned that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. The Company also relies upon applicable common-law protections, including the “bespeaks caution” doctrine, together with the meaningful cautionary statements contained herein.

Except for statements of historical fact, certain information contained in this communication constitutes forward-looking statements, including, without limitation, statements concerning the matters discussed herein; the Company’s current and planned projects, operations, business opportunities and strategic initiatives; financing, development and monetization activities; regulatory and market-related matters; and management’s expectations, beliefs, assumptions, objectives and plans.

The Company is in the early stages of development, has not established any mineral resources or mineral reserves under SEC Regulation S-K Subpart 1300, and currently has no revenue-generating operations. The Company has limited capital resources, and there can be no assurance that the Company will have sufficient funding to achieve its objectives or to continue operations; the Company may need to obtain additional financing, which may not be available on acceptable terms or at all. Mineral exploration, resource recovery, remediation, recycling, and related operations involve substantial risks and uncertainties, including technical, operational, metallurgical, environmental, permitting, regulatory, financing, commodity-price, liquidity, and market-related risks. The Company's evaluation of the Skull Valley project relies in part on historical third-party technical data that has not been fully independently verified, and the Company was unable to contact all historical analytical groups associated with prior work. The limited sampling conducted during Phase 1 is not representative of the tailings as a whole and may not be indicative of results achievable in Phase 2 or at scale. The timing of the Skull Valley Phase 2 program depends on the availability of the Company’s Qualified Person, drilling contractors and analytical laboratories and may be delayed, and there can be no assurance that a technical report meeting the requirements of SEC Regulation S-K Subpart 1300 will be completed or will support the establishment of any mineral resources or reserves. There can be no assurance that any broker-dealer will continue to publish quotations for RITE common stock or that the “Unsolicited Quotes Only” designation will not be reinstated. Projects involving the reprocessing of previously processed tailings materials are subject to additional uncertainties, including variability in material composition, prior processing impacts on recoverability, and limited comparability with greenfield mineral deposits. There can be no assurance that the Company will successfully implement its business plans, obtain necessary financing or permits, achieve operational objectives, establish economically recoverable resources, or realize any economic benefit from its projects, strategic initiatives, remediation activities, recycling operations, environmental-credit-related initiatives, or capital-structure management activities.

Although management believes the assumptions underlying the forward-looking statements are reasonable, there can be no assurance that such assumptions will prove correct. Actual results, performance, or developments may differ materially from those anticipated or implied by the forward-looking statements contained herein. For a more comprehensive discussion of risk factors that could cause actual results to differ from those described in forward-looking statements, investors should review the Company's filings with the U.S. Securities and Exchange Commission, including the risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as applicable. All forward-looking statements in this communication are made as of the date hereof. The Company undertakes no obligation to update forward-looking statements except as required by applicable law. Investors are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.